                                                                  EXHIBIT 99.B18

                            STAGECOACH FUNDS, INC.
                          RULE 18f-3 MULTI-CLASS PLAN
                          ---------------------------


I.   INTRODUCTION.
     ------------

     Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), the following sets forth the method for allocating fees and expenses among each class of shares in the separate investment portfolios ("Funds") of Stagecoach Funds, Inc. (Registration Nos. 33-42927 and 811-6419) (the "Company"). In addition, this Rule 18f-3 Multi-Class Plan (the "Plan") sets forth the maximum initial sales charges, contingent deferred sales charges ("CDSCs"), Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to a particular class of shares of the Funds.

     The Company is an open-end series investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933. Upon the effective date of Rule 18f-3, the Company hereby elects to offer multiple classes of shares of the Funds pursuant to the provisions of Rule 18f-3 and the Plan. The Plan has been amended to reflect the offerings of additional Funds and additional share classes.

     The Company currently offers or will offer the following thirty-four separate Funds: Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market, California Tax-Free Money Market Trust, Corporate Bond, Diversified Equity Income, Equity Index, Equity Value, Government Money Market, Growth, Index Allocation, International Equity, Money Market, Money Market Trust, National Tax-Free, National Tax-Free Money Market, National Tax-Free Money Market Trust, Oregon Tax-Free, Overland Express Sweep, Prime Money Market, Short-Intermediate U.S. Government Income, Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap, Strategic Growth, Strategic Income, Treasury Money Market, U.S. Government Allocation, U.S. Government Income, Variable Rate Government, and 100% Treasury Funds.

     The Funds listed below are authorized to issue the following classes of shares representing interests in such Funds:

     (i) Class A shares and Class B shares: Diversified Equity Income and U.S. Government Allocation Funds.

     (ii) Class A shares, Class B shares and Class C shares: Asset Allocation, Corporate Bond, Index Allocation, Strategic Growth, and Strategic Income Funds.

     (iii) Class A shares and Class C shares:  Variable Rate Government Fund.

     (iv) Class A shares and Institutional Class shares: California Tax-Free Income, and National Tax-Free Money Market Funds.

     (v)   Class A shares, Class B shares and Institutional Class shares:
           Arizona Tax-Free, Balanced, and Oregon Tax-Free Funds.

     (vi)   Class A shares, Class B shares, and Institutional Class shares:
            Short-Intermediate U.S. Government Income Fund.

     (vii) Class A shares, Class B shares, Class C shares and Institutional Class shares: California Tax-Free Bond, Equity Value, Growth, International Equity, National Tax-Free, Small Cap, and U.S. Government Income Funds.

     (viii) Class A shares, Institutional Class shares, Administrative Class shares and Service Class shares: Prime Money Market Fund.

     (ix) Class A shares, Class E shares, Institutional Class shares, Administrative Class shares, and Service Class shares: Treasury Money Market Fund.

     (x) Class A shares, Class S shares and Institutional Class shares: Money Market Fund.

     (xi)   Class A shares and Institutional Class shares:  100% Treasury Fund

     (xii)  Class A shares, Class B shares, and Class O shares:  Equity Index
            Fund

     All of the Company's Funds other than the California Tax-Free Money Market Fund, California Tax-Free Money Market Trust, Money Market Trust, National Tax-Free Money Market Trust, Overland Express Sweep, Short-Term Municipal Income Fund and Short-Term Government-Corporate Income Fund, which offer a single unnamed class of shares and the Government Money Market Fund, which offers only Class A shares, are collectively referred to herein as the "Multi-Class Funds". The differences among the classes are discussed below.

II.  ALLOCATION OF EXPENSES.
     ----------------------

     Pursuant to Rule 18f-3 under the 1940 Act, the Company allocates to each class of shares of a Multi-Class Fund (i) any fees and expenses incurred by the Fund in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b-1, and
(ii) any fees and expenses incurred by the Fund under a servicing plan in connection with the provision of shareholder administrative or liaison services to the holders of such class of shares. In addition, pursuant to Rule 18f-3, the Company may allocate the following fees and expenses to a particular class of shares of a single Multi-Class Fund:

     (i) transfer agent fees identified by the transfer agent as being attributable to such class of shares;

     (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, notices, prospectuses, reports, and proxies to current shareholders of that class or to regulatory agencies with respect to such class of shares;

     (iii) blue sky registration or qualification fees incurred by such class of shares;

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     (iv)  Securities and Exchange Commission registration fees incurred by such class of shares;

     (v) the expense of administrative personnel and services as required to support the shareholders of such class of shares;

     (vi) litigation or other legal expenses relating solely to such class of shares; and

     (vii) fees of the Company's Directors incurred as result of issues relating to such class of shares.

     The initial determination of the class expenses that will be allocated by the Company to a particular class of shares and any subsequent changes thereto will be reviewed by the Board of Directors of the Company and approved by a vote of the Directors of the Company, including a majority of the Directors who are not interested persons of the Company.

     Income, realized and unrealized capital gains and losses, and any expenses of a Multi-Class Fund not allocable to a particular class of the Fund pursuant to this Plan shall be allocated to each class of the Fund based upon the relative net asset value of that class in relation to the aggregate net asset value of the Fund. In certain cases, Stephens, the Bank or another service provider for a Multi-Class Fund may waive or reimburse all or a portion of the expenses of a specific class of shares of the Multi-Class Fund. The Board of Directors will monitor any such waivers or reimbursements to ensure that they do not provide a means for cross-subsidization between classes.

III. CLASS ARRANGEMENTS.
     ------------------

     The following summarizes the maximum initial sales charges, CDSCs, Rule 12b1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to a particular class of shares of the Multi-Class Funds. Additional details and restrictions regarding such fees and services are set forth in the relevant Fund's current Prospectus and Statement of Additional Information.

     A.  CLASS A SHARES -- MULTI-CLASS FUNDS
         -----------------------------------

       1. Maximum Initial Sales Charge:  The maximum initial sales charge
          ----------------------------
          expressed as a percentage of the net asset value at time of purchase is as follows:

          5.25% Balanced, Diversified Equity Income, Equity Value, Growth, International Equity, Small Cap, and Strategic Growth Funds.

          4.50% Asset Allocation, Arizona Tax-Free, California Tax-Free Bond, Corporate Bond, Equity Index, Index Allocation, Intermediate Bond, National Tax-Free, Oregon Tax-Free, Strategic Income, U.S. Government Allocation, and U.S. Government Income Funds.

          3.00% California Tax-Free Income, Short-Intermediate U.S. Government Income, and Variable Rate Government Funds.

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       2. Contingent Deferred Sales Charge:  None
          --------------------------------

       3. Maximum Annual Rule 12b-1 Distribution Fee:  0.05% of average daily
          ------------------------------------------
          net assets attributable to Class A shares, except for the Balanced, Equity Value, International Equity, Small Cap, and Strategic Growth Funds, which are subject to Rule 12b-1 fees at a rate equal to 0.10% of average daily net assets attributable to Class A shares of such Funds, and except for the Index Allocation and Variable Rate Government Funds, which are subject to Rule 12b-1 fees at a rate equal to 0.25% of the average daily net assets attributable to Class A shares of such Funds.

       4. Maximum Annual Shareholder Servicing Fee:  0.25% of average daily net
          ----------------------------------------
          assets attributable to Class A shares, except for the Asset Allocation, California Tax-Free Bond, California Tax-Free Income, Diversified Equity Income, Growth, Money Market, Prime Money Market, Short-Intermediate U.S. Government Income, Treasury Money Market, and U.S. Government Allocation Funds, which have a shareholder servicing fee equal to 0.30% of the average daily net assets attributable to Class A shares of such Funds.

       5. Conversion Features:  None
          -------------------

       6. Exchange Privileges:  As described in current prospectus for each
          -------------------
          Fund.

       7. Other Class-Specific Shareholder Services:  None
          -----------------------------------------

   B.  CLASS B SHARES -- MULTI-CLASS FUNDS
       -----------------------------------

       1. Maximum Initial Sales Charge:  None
          ----------------------------

       2. Contingent Deferred Sales Charge:  Class B shares that are redeemed
          --------------------------------
          within six years from the receipt of a purchase order affecting such shares are subject to a CDSC equal to the indicated percentage of the dollar amount equal to the lesser of the net asset value ("NAV") at the time of purchase of the Class B shares being redeemed or the NAV of such shares at the time of redemption. No CDSC is imposed on Class B shares purchased through reinvestment of dividends or capital gain distributions.

       Redemption Within:  1 Year  2 Years  3 Years  4 Years  5 Years  6 Years
       -----------------   ------  -------  -------  -------  -------  -------
            CDSC:            5%       4%      3%        3%       2%       1%

       3. Maximum Annual Rule 12b-1 Distribution Fee:  0.75% of average daily
          ------------------------------------------
          net assets attributable to Class B shares, except for the Asset Allocation, California Tax-Free Bond, Diversified Equity Income, Growth, U.S. Government Allocation, and U.S. Government Income Funds, which are subject to Rule 12b-1 fees at a rate equal to 0.70% of the average daily net assets attributable to Class B shares of such Funds.

       4. Maximum Annual Shareholder Servicing Fee:  0.25% of average daily net
          ----------------------------------------
          assets attributable to Class B shares, except for the Asset Allocation, California Tax-

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          Free Bond, Diversified Equity Income, Growth, U.S. Government
          Allocation, and U.S. Government Income Funds, which have a shareholder servicing fee equal to 0.30% of the average daily net assets attributable to Class B Shares of such Funds.

       5. Conversion Features:  Class B shares of a Multi-Class Fund that have
          -------------------
          been outstanding for six years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund and, consequently, are no longer subject to the higher Rule 12b-1 fees applicable to Class B shares. Such conversion is on the basis of the relative NAVs of the two classes, without the imposition of any sales charge or other charge, except that the lower Rule 12b-1 fees applicable to Class A shares shall thereafter be applied to such converted shares.

       6. Exchange Privileges:  As described in the current prospectus for each
          -------------------
          Fund.

       7. Other Class-Specific Shareholder Services:  None
          -----------------------------------------

   C.  CLASS C SHARES -- MULTI-CLASS FUNDS
       -----------------------------------

       1. Maximum Initial Sales Charge:  None
          ----------------------------

       2. Contingent Deferred Sales Charge:  Class C shares that are redeemed
          --------------------------------
          within one year of the receipt of a purchase order affecting such shares are subject to a CDSC equal to 1.00% of an amount equal to the lesser of NAV at the time of purchase of the Class C shares being redeemed or the NAV of such shares at the time of redemption. No CDSC is imposed on Class C shares purchased through reinvestment of dividends or capital gain distributions.

       3. Maximum Annual Rule 12b-1 Distribution Fee:  0.75% of average daily
          ------------------------------------------
          net assets attributable to Class C shares, except for the California Tax-Free Bond, National Tax-Free, U.S. Government Income, and Variable Rate Government Funds, which are subject to Rule 12b-1 fees at a rate equal to 0.50% of the average daily net assets attributable to Class C shares of such Funds.

       4. Maximum Annual Shareholder Servicing Fee:  0.25% of average daily net
          ----------------------------------------
          assets attributable to Class C shares.

       5. Conversion Features:  None
          -------------------

       6. Exchange Privileges:  As described in the current prospectus for each
          -------------------
          Fund.

       7. Other Class-Specific Shareholder Services:  None
          -----------------------------------------


   D.  INSTITUTIONAL CLASS SHARES -- MULTI-CLASS FUNDS
       -----------------------------------------------

       1. Maximum Initial Sales Charge:  None
          ----------------------------

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       2. Contingent Deferred Sales Charge:  None
          --------------------------------

       3. Maximum Annual Rule 12b-1 Distribution Fee:  None
          -------------------------------------------

       4. Maximum Annual Shareholder Servicing Fee:  0.25% of average daily net
          ----------------------------------------
          assets attributable to Institutional Class shares, except for the National Tax-Free Money Market Fund, which has a shareholder servicing fee equal to 0.20% of the average daily net assets attributable to Institutional Class shares.

       5. Conversion Features:  None.
          --------------------

       6. Exchange Privileges:  As described in the current prospectus for each
          -------------------
          Fund.

       7. Other Class-Specific Shareholder Services:  None
          ------------------------------------------


   E.  SERVICE CLASS SHARES -- MULTI-CLASS FUNDS
       -----------------------------------------

       1. Maximum Initial Sales Charge:  None
          ----------------------------

       2. Contingent Deferred Sales Charge:  None
          --------------------------------

       3. Maximum Annual Rule 12b-1 Distribution Fee:  None
          -------------------------------------------

       4. Maximum Annual Shareholder Servicing Fee:  0.20% of the average daily
          ----------------------------------------
          net assets attributable to Service Class shares.

       5. Conversion Features:  None.
          --------------------

       6. Exchange Privileges:  As described in the current prospectus for each
          --------------------
          Fund.

       7. Other Class-Specific Shareholder Services:  None
          ------------------------------------------


   F.  CLASS E SHARES -- MULTI-CLASS FUNDS
       -----------------------------------

       1. Maximum Initial Sales Charge:  None
          ----------------------------

       2. Contingent Deferred Sales Charge:  None
          --------------------------------

       3. Maximum Annual Rule 12b-1 Distribution Fee:  0.10% of average daily
          -------------------------------------------
          net assets attributable to Class E shares.

       4. Maximum Annual Shareholder Servicing Fee:  0.30% of the average daily
          ----------------------------------------
          net assets attributable to Service Class shares.

       5. Conversion Features:  None.
          --------------------

       6. Exchange Privileges:  As described in the Fund's current prospectus.
          --------------------

       7. Other Class-Specific Shareholder Services:  None
          ------------------------------------------


  G.   ADMINISTRATIVE CLASS SHARES -- MULTI-CLASS FUNDS:
       ------------------------------------------------

       1. Maximum Initial Sales Charge:  None
          ----------------------------

       2. Contingent Deferred Sales Charge:  None
          --------------------------------

       3. Maximum Annual Rule 12b-1 Distribution Fee:  None
          -------------------------------------------

       4. Maximum Annual Shareholder Servicing Fee:  0.15% of average daily net
          ----------------------------------------
          assets attributable to Administrative Class shares.

       5. Conversion Features:  None.
          --------------------

       6. Exchange Privileges:  As described in the current prospectus for each
          -------------------
          Fund.

       7. Other Class-Specific Shareholder Services:  None.
          ------------------------------------------

  H.   CLASS O SHARES -- MULTI-CLASS FUNDS:
       -----------------------------------

       1. Maximum Initial Sales Charge:  None
          ----------------------------

       2. Contingent Deferred Sales Charge:  None
          --------------------------------

       3. Maximum Annual Rule 12b-1 Distribution Fee:  None
          ------------------------------------------

       4. Maximum Annual Shareholder Servicing Fee:  0.20% of average daily  net
          ----------------------------------------
          assets attributable to Class O Shares.

       5. Conversion Features:  None.
          -------------------

       6. Exchange Privileges:  As described in the current prospectus for the
          -------------------
          Fund.

       7. Other Class-Specific Shareholder Services:  None.
          -----------------------------------------


IV.  BOARD REVIEW.
     -------------

     The Board of Directors of the Company shall review the Plan as it deems necessary. Prior to any material amendment(s) to the Plan with respect to any Multi-Class Fund's shares, the Company's Board of Directors, including a majority of the Directors that are not interested persons of the Company, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interest of each class of shares of the Fund individually and the Fund as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Directors of the Company shall request and evaluate such information as it considers reasonably necessary to evaluate the proposed amendment(s) to the Plan.



Adopted:  April 3, 1995
Adopted as Amended:  April 25, 1996
Adopted as Amended:  January 16, 1997
Adopted as Amended:  April 29, 1997
Adopted as Amended:  July 23, 1997
Adopted as Amended:  October 30, 1997
Adopted as Amended:  January, 1998
Adopted as Amended:  November , 1998